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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                        Reported):  September 29, 1997


                            THE PROVIDENT BANK
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     (Exact name of registrant as specified in its charter)


         Ohio                  333-35275         31-0412725
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


One East Fourth Street
Cincinnati, Ohio                                    45202
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with  the offering of the Provident Bank  Home Equity Loan
Trust 1997-B, Home Equity Loan Asset-Backed Certificates, Series 1997-B, Class A-1, Class A-2 and Class A-3 (the "Certificates"), Lehman Brothers Inc. ("Lehman"), as an underwriter of the Certificates, has prepared certain materials for distribution to its potential investors (the "Lehman Derived Materials") and Donaldson, Lufkin & Jenrette (together with Lehman, the "Underwriters"), as an underwriter of the Certificates, has prepared certain
materials  for  distribution  to  its  potential  investors.    Although  The
Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the
Lehman Derived Materials.   Concurrently with the filing  hereof, pursuant to
Rule 311(i) of Regulation S-T, the Company is filing the Lehman Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Lehman Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Derived Materials are attached hereto as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99        Lehman Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PROVIDENT BANK



                              By:    /s/ Kevin M. Shea
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                                  Name:  Kevin M. Shea
                                  Title: Vice President


Dated:  September 29, 1997

                                Exhibit Index
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Exhibit                                                Page
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     99        Lehman Derived Materials


                                  EXHIBIT 99


     In accordance with Rule 311(i) of Regulation S-T, the Lehman Derived Materials are being filed on paper pursuant to Form SE.